Restatement	12 Months Ended
Mar. 31, 2022
Disclosure Of Restatement [Abstract]
Restatement [Text Block]

26. Restatement

On adoption of IFRS 16 Leases, management performed an evaluation of the components of revenue and cost of sales at lease inception for leases that were determined to be finance leases. In this initial determination, management excluded the present value of the purchase option on finance leases from revenue and instead recorded the present value of the purchase option against cost of sales. After discussion with experts and further consideration of interpretations of IFRS 16, the Company has changed its determination of revenue and cost of sales at lease inception for finance leases to include the present value of the purchase option on finance leases. In addition, the Company has identified an error in the calculation of revenue and cost of sales associated with cancelled leases and subsequent vehicle sales that took place in the year ended March 31, 2020. The Company has corrected these errors and restated the presentation of revenue and cost of sales in its consolidated revenue and cost of sales in the consolidated statements of operations for the years ended March 31, 2021 and 2020, as noted below.

There was no impact on operating income or net income from these changes, and no changes in working capital, assets, liabilities and cash flow.

	For the years ended,
	March 31, 2021	March 31, 2020

Revenue as previously stated	$11,884,578	$13,500,403

Restatement to revenue	1,401,606	896,755

Revenue as restated	$13,286,184	$14,397,158

Cost of Sales as previously stated	$8,304,438	$9,447,578

Restatement to cost of sales	1,401,606	896,755

Cost of Sales as restated	$9,706,044	$10,344,333